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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  July 2, 1996
                                                          ------------


     BANK OF AMERICA                                     BANK OF AMERICA, FSB
     NATIONAL TRUST AND
     SAVINGS ASSOCIATION


- --------------------------------------------------------------------------------
                 (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)


          United States                                 United States
- --------------------------------------------------------------------------------
                   (STATE OF OTHER JURISDICTION OF INCORPORATION)


                                        333-3200
                                        --------
                                (COMMISSION FILE NUMBER)

          94-1687665                                       91-0221850
- --------------------------------------------------------------------------------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


     555 California Street                            555 California Street
     San Francisco, CA 94104                          San Francisco, CA 94104
     (415) 622-3530                                   (415) 622-2220
- --------------------------------------------------------------------------------
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)




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Item 5. OTHER EVENTS

FILING OF POOLING AND SERVICING AGREEMENT*

     In connection with the offering of BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 1996-1 (the "Publicly Offered Certificates"), Bank of America National Trust and Savings Association, Bank of America, FSB and The First National Bank of Chicago, as trustee, entered into the Pooling and Servicing Agreement dated as of June 1, 1996.

     The Pooling and Servicing Agreement is attached hereto as Exhibit 99.1. Exhibits A-1 and A-2 to the Pooling and Servicing Agreement are being filed concurrently in paper format, pursuant to a continuing hardship exemption under Rule 202 of Regulation S-T.

      The Opinion of Morrison & Foerster LLP regarding certain tax issues with respect to the Publicly Offered Certificates is attached hereto as
Exhibit 99.2

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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Preliminary Prospectus Supplement and related Prospectus, both dated June 3, 1995, of the Registrants relating to the Publicly Offered Certificates.



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1  Pooling and Servicing Agreement, dated as of June 1, 1996.

      99.2  Morrison & Foerster LLP Tax Opinion


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION

                                   BANK OF AMERICA, FSB


                                   By:
                                      -----------------------------------------
                                      Shaun M. Maguire

                                   Dated:  July 2, 1996.
                                           San Francisco, California


* Mr. Maguire is a Senior Vice President of Bank of America National Trust and Savings Association and Assistant Treasurer of Bank of America, FSB.

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                                EXHIBIT INDEX

     (ENTRIES FOLLOWED BY (P) ARE BEING FILED IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION GRANTED UNDER RULE 202 OF REGULATION S-T)

Exhibit                                                                   Page
- -------                                                                  -----

99.1  Pooling and Servicing Agreement, dated as of June 1, 1996             6

      (a)  Exhibit A-1 to the Pooling and Servicing Agreement:
           Contract Schedule -- BankAmerica Housing Services (P)

      (b)  Exhibit A-2 to the Pooling and Servicing Agreement:
           Contract Schedule -- Bank of America (P)

99.2  Morrison & Foerster LLP Tax Opinion                                 203


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